UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 8, 2007
CENTRAL FEDERAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-25045	34-1877137

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2923 Smith Road, Fairlawn, Ohio	44333	(330) 666-7979

(Address of Principal Executive Offices)	(Zip Code)	(Registrant’s Telephone Number)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain officers; Compensatory Arrangements of Certain Officers
(e) On January 8, 2007, the registrant and its wholly owned subsidiary, CFBank, amended their respective employment agreements with David C. Vernon, Vice Chairman of Central Federal Corporation and CFBank. The amendments modify Mr. Vernon’s duties under the agreements to reflect the Board’s desire to have Mr. Vernon continue to provide services to Central Federal Corporation and CFBank, given his new positions with National Bancshares Corporation and its subsidiary bank, First National Bank. On November 1, 2006, Mr. Vernon was named President and CEO of National Bancshares Corporation and First National Bank. On November 22, 2006, Mr. Vernon was appointed a director of National Bancshares Corporation. After evaluating the markets served by First National Bank and CFBank, as well as the asset size of both financial institutions, the Board of Directors of Central Federal Corporation and CFBank concluded that Mr. Vernon’s services to National Bancshares Corporation and First National Bank do not and will not present any conflict of interest with, or materially affect the performance of his duties to Central Federal Corporation or CFBank. No changes were made to the compensation components of the agreements.
The amendments to the contracts are included as exhibits to this report.
Item 9.01     Financial Statements, Pro Forma Financial Information and Exhibits
(d) Exhibits

10.1	Third Amendment to Employment Agreement between Central Federal Corporation and David C. Vernon
10.2	Third Amendment to Employment Agreement between CFBank and David C. Vernon
10.3	Employment Agreement between the registrant and David C. Vernon (incorporated by reference to Exhibit 10.1 to the registrant’s Form 10-KSB for the fiscal year ended December 31, 2003, filed with the Commission on March 30, 2004)
10.4	Employment Agreement between CFBank and David C. Vernon (incorporated by reference to Exhibit 10.2 to the registrant’s Form 10-KSB for the fiscal year ended December 31, 2003, filed with the Commission on March 30, 2004)
10.5	Amendment to Employment Agreement between the registrant and David C. Vernon (incorporated by reference to Exhibit 10.3 to the registrant’s Form 10-KSB for the fiscal year ended December 31, 2004, filed with the Commission on March 30, 2005)
10.6	Amendment to Employment Agreement between CFBank and David C. Vernon (incorporated by reference to Exhibit 10.4 to the registrant’s Form

10-KSB for the fiscal year ended December 31, 2004, filed with the Commission on March 30, 2005)
10.7	Second Amendment to Employment Agreement between the registrant and David C. Vernon (incorporated by reference to Exhibit 10.5 to the registrant’s Form 10-KSB for the fiscal year ended December 31, 2004, filed with the Commission on March 30, 2005)
10.8	Second Amendment to Employment Agreement between CFBank and David C. Vernon (incorporated by reference to Exhibit 10.6 to the registrant’s Form 10-KSB for the fiscal year ended December 31, 2004, filed with the Commission on March 30, 2005)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Federal Corporation

Date: January 8, 2007	By:	/s/ Therese Ann Liutkus

Therese Ann Liutkus, CPA Treasurer and Chief Financial Officer